                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549



                               --------------------



                                    FORM 8-K



                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



               Date of report (Date of earliest event reported):
                                  JULY 18, 2001



                       ALLIANCE DATA SYSTEMS CORPORATION
              (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     001-15749                31-1429215
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)



                             17655 WATERVIEW PARKWAY
                               DALLAS, TEXAS 75252
             (Address and Zip Code of Principal Executive Offices)



                                  (972) 348-5100
             (Registrant's telephone number, including area code)

                                   NOT APPLICABLE
         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         On July 18, 2001, Alliance Data Systems Corporation issued a press release to announce earnings for the second quarter ended June 30, 2001. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following financial statements, pro forma financial information and exhibits, if any, are being provided as part of this report in accordance with the instructions to this item.

         (a)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                None.

         (b)    PRO FORMA FINANCIAL INFORMATION.

                None.

         (c)    EXHIBITS.

                99.1 Press Release, dated July 18, 2001, in connection with earnings announcement.





















                                       2

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Alliance Data Systems Corporation

Date: July 18, 2001                      By:  /s/ Edward J. Heffernan
                                            ------------------------------------
                                            Edward J. Heffernan
                                            Executive Vice President and
                                               Chief Financial Officer































                                       3

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                                      EXHIBIT INDEX



EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
 99.1           Press Release, dated July 18, 2001, in connection with earnings announcement.
